January 2017 Corporate Presentation Juno Therapeutics Proprietary Materials Exhibit 99.1

Juno Therapeutics 2 Proprietary Materials Forward-looking Statements, Investigational Status, and Interim Data This presentation and the accompanying oral commentary contain forward-looking statements that involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any statements of the plans, strategies, and objectives of management for future operations, including our clinical development and commercialization plans; any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, our product pipeline, clinical data or the implications thereof, enforceability of our intellectual property rights, competitive strengths or our position within the industry; any statements regarding the anticipated benefits of our Celgene collaboration or other strategic transactions; and any statements of assumptions underlying any of the items mentioned. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many risks and uncertainties, including but not limited to, risks associated with: the success, cost, and timing of our product development activities and clinical trials; our ability to obtain regulatory approval for and to commercialize our product candidates; our ability to establish a commercially-viable manufacturing process and manufacturing infrastructure; regulatory requirements and regulatory developments; the effects of competition and technological advances; our dependence on third-party collaborators and other contractors in our research and development activities, including for the conduct of clinical trials and the manufacture of our product candidates; our dependence on Celgene for the development and commercialization outside of North America and China of our CD19 product candidates and any other product candidates for which Celgene exercises an option; Juno’s dependence on JW Therapeutics (Shanghai) Co., Ltd, over which Juno does not exercise complete control, for the development and commercialization of product candidates in China; our ability to obtain, maintain, or protect intellectual property rights related to our product candidates; among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2016 and our other periodic reports filed from time to time with the Securities and Exchange Commission. Except as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations. All of Juno’s product candidates are investigational product candidates and their safety and efficacy have not been established. Juno has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained. Any data presented pertaining to Juno product candidates is interim data, and may include investigator-reported interim data for which Juno has not yet independently reviewed the source data. The interim data may not be representative of the final results that may be obtained in the corresponding trial, and results from earlier trials may not be representative of results obtained in later trials or pivotal trials.

Juno Therapeutics 3 Proprietary Materials Building the Leading T Cell Company  Progress with potential best-in-class CD19 product candidate and platform – JCAR017 on the market as early as 2018 – Significant advances in defining attributes that correlate with complete response in NHL – Year-end progress: Human CD19 trial open, JCAR014 + durvalumab combination trial open, and CD19 / 4-1BBL “armored” CAR trial to begin soon  Moving beyond CD19 – Myeloma program expected to begin dosing patients in 1H17 – Solid organ tumor targets – five in human testing; additional targets in pipeline – Year-end progress: Lewis Y trial open  Building platform and self-sustaining research capability to support leadership in the engineered T cell space  With Celgene, global manufacturing, development, and commercial capabilities to bring engineered T cells to market globally  Strong balance sheet with >$1 billion in cash and equivalents as of 3Q16

Juno Therapeutics 4 Proprietary Materials Examples of Rapid Tumor Shrinkage in Clinical Trials Day 29 After CD19 CAR T Cells NHL Patient Before CD19 CAR T Cells Day 33 After CD19 CAR T Cells CLL Patient Before CD19 CAR T Cells

Juno Strategy: Building the Category Leader

Solid Organ Tumors

Targets:

- *ROR-1 (ongoing)*
- *MUC-16/IL-12 (ongoing)*
- *L1CAM (ongoing)*
- *WT-1 (ongoing)*
- *Lewis Y (ongoing)*
- *IL-13 zeta (2017)*
- *HPV e6/e7 oncoproteins (2017/2018)*

Combination Strategies:

- *PD-L1 (ongoing)*
- *Ibrutinib (2017)*
- *A2aR (2017/2018)*
- *Others*

Multiple Myeloma

Comparable biology to CD19:

- *BCMA (2017)*
- *Other targets (2018+)*

B-cell Malignancies

Execute CD19 program:

- *JCAR017 in NHL – approval as early as 2018*
- *JCAR017 in CLL – approval as early as 2019*
- *JCAR017 in other indications as early as 2019; adult ALL under review*

Building best-in-class products & platform

MANUFACTURING • PROCESS DEV • T CELL BIOLOGY • TRANSLATIONAL MED

All of Juno's product candidates are investigational product candidates and their safety and efficacy have not been established. Juno has not obtained marketing approval for any product, and there is no certainty that any marketing approvals will be obtained or as to the timelines on which they will be obtained.

juno THERAPEUTICS

Juno Therapeutics Proprietary Materials 5

Juno Therapeutics 6 Proprietary Materials JCAR015 Phase II ROCKET Trial Update  Clinical hold on November 22  38 total treated patients to date – 8 with flu/cy conditioning regimen – 3 treatment-related deaths – 30 with cy alone conditioning regimen – 2 treatment-related deaths – Early efficacy encouraging and consistent with Phase I experience  Evidence continues to correlate risk to the early kinetics of cellular expansion  Key variables to consider: – Patient – Product – Interventions  JCAR015 potential outcomes: – Modify ROCKET – Start another trial that explores opportunities to modify benefit/risk ratio – Focus on JCAR017 or alternative product candidate

Juno Therapeutics 7 Proprietary Materials JCAR015 JCAR017 Co-stimulatory domain CD28 4-1BB Cells T cells selected Defined composition (1:1 ratio of CD4 / CD8) Manufacturing Key steps automated and functionally closed Process design to deliver more naïve and quiescent cells Viral Vector Gamma Lenti JCAR017: Building the CD19 Category Leader

CAR T Co-stimulatory Domain Matters

4-1BB versus CD28



4-1BB
CAR expression
CAR-specific activation
T cell
CAR expression
CD28
CAR-specific activation

- Increased persistence
- Increased central memory & naïve cells
- Metabolic profile supporting gradual, sustained expansion

- Decreased persistence
- Increased effector memory cells
- Metabolic profile supporting rapid expansion

Adapted from Omkar U. Kawalekar, et al. Immunity Volume 44, Issue 2, 2016, 380–390

Juno Therapeutics Proprietary Materials 8

The Type of CAR T Cell Matters

Defined Cell

CD8/CD4 Ratio Control + Phenotype Control

Manufacturing Process



CD8/CD4 Ratio

+



CD4+ T cell
CD8+ T cell

Potency

CAR T Dose Comparison[1]

Disease Setting	JCAR017 (total dose)	CTL019 (total dose)	KTE-C19 (total dose)
NHL	50 million	~250 million[2]	160 million
Pediatric ALL	~50 million	~100-250 million[3]	~100 million

Potential for Better Therapeutic Window

(1)Assumes body weight of 80 kg for adult NHL and 50 kg for pediatric ALL.
(2) The dosing range for the trial is 100 - 500 million as a flat dose.
(3)Total dose is dependent on body weight.

juno THERAPEUTICS

Juno Therapeutics Proprietary Materials 9

NHL: Potential Best-in-class Profile

Potential to differentiate on efficacy and safety

JCAR017 in DLBCL[1]

(NCT02631044)

	Dose Level 1 $5*10^7$ N=19 – 22	Dose Level 2 $1*10^8$ N=2
ORR	16/20 (80%)	2/2 (100%)
CR	12/20 (60%)	2/2 (100%)
CR at 3 months	8/19 (42%)	n/a
Severe Cytokine Release Syndrome	0/22 (0%)	0/2 (0%)
Severe Neurotoxicity	3/22 (14%)	0/2 (0%)

Patient Characteristics

- ECOG 0-2 status
- Relapsed and chemorefractory
- Median of 4 lines of prior therapy

Safety

- No prophylactic use of safety medications in protocol

Goal » JCAR017 NHL registration trial to initiate in 2017 with approval as early as 2018

In 22 safety-evaluable patients (19 r/r DLBCL, 1 follicular lymphoma grade 3B, and 2 MCL patients) treated at dose level 1, single-dose schedule, no severe cytokine release syndrome (sCRS) was observed. Grade 3-4 neurotoxicity was observed in 3/22 (14%) patients, all of whom received the steroid dexamethasone for neurotoxicity. A single patient received tocilizumab for early onset grade 2 CRS. The most frequently reported treatment-emergent adverse events were neutropenia (100%), decreased appetite (36%) and fatigue (32%).

[1] Investigator-reported data as-of November 23, 2016 cut-off date. Includes fludarabine and cyclophosphamide conditioning regimen.
CR = complete response; PR = partial response; ORR = CR + PR

Juno Therapeutics | Proprietary Materials | 10

Juno Therapeutics 11 Proprietary Materials Cell Persistence + Tolerability = Ability to Combine  Phase I TRANSCEND: 3 of 4 patients that relapsed had persistent CAR T cells  Case study demonstrates persistent CAR T cells can re-induce CR Complete Response at Day 29 25 20 15 5 0 0 30 60 90 120 150 180 210 Days First expansion of JCAR017 Disease progression Re-expansion of JCAR017 Biopsy JCAR017 Dosing CA R + Cells /μ L B lo o d CD4 CD3 CD8  Combination trial ongoing

Juno Therapeutics 12 Proprietary Materials Path to Next-Generation of Defined Cell Products  Epigenetic clustering (ATACseq) analysis points to clear product differences between responders versus non-responders.  We can translate into cell physiology. responders non-responders

Juno Therapeutics 13 Proprietary Materials (1)All CLL patients have been previously treated with ibrutinib. There was 1 treatment-related death in 24 treated CLL patients to-date. Severe cytokine release syndrome = 8% (2 of 24 patients). Severe neurotoxicity = 25% (6 of 24 patients). For JCAR014, investigator-reported data as-of December 4, 2016. IGH assessment of the bone marrow generally on Day 28. CR = complete response; PR = partial response; ORR = CR + PR; Flu/cy = fludarabine and cyclophosphamide IGHseq = Immunoglobulin heavy chain sequencing by advanced PCR technologies; mPFS = median progression free survival, NR = not reached at time of data cut-off; mOS = median overall survival; del (17p) = high risk cytogenetic marker of CLL disease [deletion of the short arm of chromosome 17]. All Patients Previously Treated with Ibrutinib; 58% Patients with del (17p) CLL Emerging as a Significant Opportunity Lymphodepletion Flu/Cy lymphodepletion (N=21)(1) All patients (N=19 restaged) Ibrutinib-refractory (N=16 restaged) Dose Level DL 1, 2 DL 1, 2 IWCLL restaging N=19 N=16 ORR (at 4 weeks) 14/19 (74%) 11/16 (69%) CR (at 4 weeks) 4/19 (21%) 4/16 (25%) IGH deep sequencing N=14 CR 7/14 (50%) JCAR014 Response Assessment (NCT01865617) Progression-Free Survival & Overall Survival (IGHseq) Detected (n=7): mPFS=8.5 mos None (n=7): mPFS=NR P = 0.0253 0 40 100 0 6 12 18 24 30 P ro g re s s io n -f re e S u rv iv a l (% ) 20 80 60 Time Since First CAR-T-Cell Infusion (Months) 0 40 100 0 6 12 18 24 30 O v e ra ll S u rv iv a l (% ) 20 80 60 Time Since First CAR-T-Cell Infusion (Months) Detected (n=7): mOS=NR None (n=7): mOS=NR P = 0.25

Juno Therapeutics 14 Proprietary Materials Expect BCMA CAR to enter the clinic in 1H2017 Expanding the Franchise into Multiple Myeloma Variable BCMA surface expression 3 Inadequate CAR T cell persistence 1 Complex tumor micro-environment 2  Multiple targets  Binder selection  Combinations  Fully-human binders  4-1BB and next-generation co-stimulatory domains  Manufacturing technologies  Gene editing  Combinations  Armored CARs  Cell Signaling Challenges Juno’s potential solutions B-cell malignancies Multiple myeloma 1. Predictable cell surface protein on every cancer cell 2. Expression limited to B cell lineage 3. Multiple targets      

Applying CARs & TCRs to Solid Organ Cancers

Ongoing Trials

WT-1 (TCR) *NSCLC / Mesothelioma / AML*
L1CAM (CAR) *Neuroblastoma*
ROR-1 (CAR) *NSCLC / Breast Cancer*
MUC-16 / IL-12 "Armored CAR" *Ovarian Cancer*
Lewis Y *NSCLC*

Planned for 2017

IL-13 zeta *GBM*

Case Study: CAR T Therapy in GBM[1]


Before Infusion
After Infusion
T6
T7
Day 108
T6
T7
Day 295

- Heavily pretreated 50 year old male with right temporal GBM
- Clinical response for 7.5 months with no Grade 3 or higher events
- CAR T product candidate targeting IL13Rα2

[1]NEJM 375;26. December 29, 2016
Data from this article generated by City of Hope, not in conjunction with a Juno-partnered program.
AML = acute myeloid leukemia, NSCLC = non-small cell lung cancer, GBM = glioblastoma

Juno Therapeutics Proprietary Materials 15

Juno Therapeutics 16 Proprietary Materials  Manual process  High operating expenses  ISO 5  staff:  cost: $$$$  Closed and automated process  Defined cell process  ISO 7 / 8  staff:  cost: $$$  Closed, automated, and integrated process  1-2 machines  2-4 day manufacturing time  Cell selection processes improved  staff:  cost: $$ Automation Lowers Cost and Improves Efficiency Standard Process Juno Process Today Goal for Juno Process in the Medium-term

Juno Therapeutics 17 Proprietary Materials • JuMP facility online • Closed & automated manufacturing • Defined cell product • Celgene collaboration – JCAR017 PRIME designation • JW Therapeutics – investment in China • Internal and BD opportunities • Translational medicine • $1.04 billion as of 3Q16 • Strong patent estate • Developing innovative targets & platforms Building Capabilities Manufacturing sciences Global reach Research capabilities Access to capital Intellectual Property

Juno Therapeutics 18 Proprietary Materials Robust and Diverse CAR & TCR Pipeline Active Programs Description CD19: JCAR017  Pediatric ALL Phase I / II  Adult NHL Phase I CD19: Combination with PD-L1  Adult NHL Phase I CD19: JCAR014  Adult B Cell Malignancies Phase I / II  Exploratory Pathway (Cell Population, Immune Modulation, Others) Phase I huCD19: Fully Human scFv  Adult B Cell Malignancies Phase I CD19: JCAR015  Adult ALL Phase I  Adult ALL Phase II Pivotal Study (On Clinical Hold) WT-1: JTCR016  Adult AML Phase I / II  Adult NSCLC / Mesothelioma Phase I L1CAM: JCAR023  Pediatric Neuroblastoma Phase I MUC16 & IL-12: JCAR020 “Armored” CAR  Ovarian Phase I ROR-1: JCAR024  Adult NSCLC / Breast Phase I Lewis Y  Lung Cancer Phase I Planned Programs Description CD19 / 4-1BBL: “Armored” CAR  B Cell Malignancies BCMA  Multiple Myeloma IL-13 zeta  Glioblastoma A2aR Antagonist  B Cell Malignancies HPV e6/e7 Oncoproteins  HPV-associated Cancers